Exhibit 99.1

Elutia Announces Private Placement for Proceeds Up to $26 Million

– Combined proceeds of financing and Orthobiologics divestiture potentially top $60 million –

SILVER SPRING, Md., Sep. 19, 2023 — Elutia Inc. (Nasdaq: ELUT) (“Elutia”), a company pioneering drug-eluting biomatrix products, today announced that it has entered into a securities purchase agreement for a private placement (PIPE) financing that is expected to result in initial gross proceeds to the Company of approximately $10.5 million, before deducting offering expenses. The full exercise of warrants included in the financing would add $15.8 million, for total gross proceeds of $26.2 million. Cash raised from the PIPE financing and the Orthobiologics business unit divestiture, announced yesterday, will support the Company’s advancement of its drug-eluting biomatrix products for the cardiac pacemaker and defibrillator market and breast reconstruction post-mastectomy.

“We appreciate the support of our investors, demonstrating the high value of our platforms and technology for patient care,” said Dr. Randy Mills, President and Chief Executive Officer of Elutia. “The combined proceeds from our Orthobiologics divestiture and today’s financing potentially adds more than $60 million in cash to our balance sheet, materially strengthening our financial position and extending our cash runway. We remain well-positioned to execute on our upcoming program milestones involving CanGaroo® for device protection and SimpliDerm® for breast reconstruction.”

The private placement financing included participation by existing investor HighCape Capital and new investors Nantahala Capital and a life-sciences focused investment fund. Lake Street Capital Markets, LLC is acting as the exclusive placement agent for the transaction.

Pursuant to the securities purchase agreement, Elutia is selling an aggregate of 7,355,869 shares of the Company’s common stock (or pre-funded warrants) and 11,033,804 warrants to purchase common stock (or pre-funded warrants) at a price of $1.4275 per share and associated warrants (less $0.001 in the case of pre-funded warrants), priced at-the-market. Each common stock purchase warrant is exercisable at $1.4275 per share at any time until the earlier of: a) 30 trading days after the FDA clearance of the Company’s CanGaroo®RM antibiotic-eluting biologic envelope or b) five years from the date of issuance.

In connection with the securities purchase agreement, the Company entered into a registration rights agreement pursuant to which the Company has agreed to subsequently file a registration statement to register for resale the common stock purchased in the transaction and the common stock underlying the prefunded warrants and warrants.

The closing of the transaction is subject to certain conditions and is expected to occur on September 21, 2023.

The offer was, and sale of the foregoing securities are being, made in a transaction not involving a public offering, and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws. The securities will be sold in a private placement exempt from the Securities Act. The securities being issued in the private placement may not be offered or resold in the United States absent registration or pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. The Company has agreed to file a registration statement covering the resale of the shares of common stock acquired by investors, or underlying warrants acquired by investors, in the private placement.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in any jurisdiction, nor shall there be any sale of the securities in any state in which such offer or sale would be unlawful prior to the registration or qualification under the securities laws of such state. Any offering of the securities under the resale registration statement will only be by means of a prospectus.

About Elutia

Elutia develops and commercializes biologic products to improve compatibility between medical devices and the patients who need them. With a growing population in need of implantable technologies, Elutia’s mission is humanizing medicine so patients can thrive without compromise. For more information, visit www.Elutia.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including any statements and information concerning our expectations for closing of our private placement, our focus on drug-eluting biomatrix technology aimed at improving surgical outcomes or our milestones for our CanGaroo® and SimpliDerm® products. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance, and actual results may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, and other important factors that may cause actual results, performance or achievements to differ materially from those contemplated or implied in this press release, including, but not limited to: risks associated with shifting focus to our drug-eluting biomatrix solutions in the cardiovascular and breast reconstruction areas and away from our Orthobiologics business; risks regarding the ability to successfully execute or realize the anticipated benefits under our distribution arrangements with LeMaitre Vascular and Sientra; our inability to generate sufficient revenue to achieve or sustain profitability; adverse changes in economic conditions and instability and disruption of credit markets; our ability to continue as a going concern; our ability to successfully execute or achieve expected benefits from the divestiture of our Orthobiologics business; closing our divestiture of our Orthobiologics business; our products and our ability to enhance, expand, develop and commercialize our product offerings; the impact on our business of the recall of a single lot of our FiberCel product and the discontinuation of its sales by our distribution partner; consequences of our recall of a single lot of one of our viable bone matrix products and market withdrawal of all of our viable bone matrix products; our dependence on our commercial partners; the impact of the bankruptcy of Surgalign Holdings, Inc., a significant customer of the Company, on our future revenues; physician awareness of the distinctive characteristics, and acceptance by the medical community, of our products; the ability to obtain regulatory approval or other marketing authorizations; and our intellectual property rights, and other important factors which can be found in the “Risk Factors” section of Elutia’s public filings with the Securities and Exchange Commission (“SEC”), including Elutia’s Annual Report on Form 10-K for the year ended December 31, 2022, as such factors may be updated from time to time in Elutia’s other filings with the SEC, including Elutia’s Quarterly Reports on Form 10-Q, accessible on the SEC’s website at www.sec.gov and the Investor Relations page of Elutia’s website at https://investors.elutia.com. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. Any forward-looking statement made by Elutia in this press release is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, Elutia expressly disclaims any obligations to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Investors:

Matt Steinberg
FINN Partners
matt.steinberg@finnpartners.com